Exhibit 4.1

016570| 003590|127C|RESTRICTED||4|057-423

COMMON STOCK

PAR VALUE $0.001

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN

CANTON, MA, JERSEY CITY, NJ AND

NEW YORK, NY

Certificate Number

ZQ 000791

Shares

* * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * *

NEXTEST SYSTEMS CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample MR. SAMPLE & MRS. SAMPLE &**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander MR. SAMPLE & MRS. SAMPLE David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample

CUSIP 653339 10 1

SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

**600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares*** *600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares**** 600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****6 00620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****60 * * * SIX HUNDRED THOUSAND 0620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600 620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares***600620**Shares****600620**Shares****60062 0**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620 **Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620* *Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620** SIX HUNDRED AND TWENTY* * * Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**S hares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Sh

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Nextest Systems Corporation (hereinafter called the “Corporation”), transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Corporation (copies of which are on file with the Corporation and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED <<Month Day, Year>> COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR,

C.E.O.

Assistant Secretary

NEXTEST SYSTEMS CORPORATION

CORPORATE

SEAL

03/29/2004

DELWARE

PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE

DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4

CUSIP XXXXXX XX X Holder ID XXXXXXXXXX

Insurance Value 1,000,000 .00 Number of Shares 123456

DTC 12345678 123456789012345

Certificate Numbers Num/No . Denom. Total

1234567890/1234567890 1 1 1 1234567890/1234567890 2 2 2 1234567890/1234567890 3 3 3 1234567890/1234567890 4 4 4 1234567890/1234567890 5 5 5 1234567890/1234567890 6 6 6

Total Transaction 7

NEXTEST SYSTEMS CORPORATION

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN THE SAMPLE COMPANY AND COMPUTERSHARE INVESTOR SERVICES, LLC, DATED AS OF FEBRUARY 17, 2000, AND AS SUCH AGREEMENT MAY BE AMENDED (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE SAMPLE COMPANY UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE SAMPLE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER HELD BY SUCH PERSON OR ANY SUBSEQUENT HOLDER, SHALL BECOME NULL AND VOID.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM—as tenants in common UNIF GIFT MIN ACT- .Custodian

(Cust) (Minor)

TEN ENT—as tenants by the entireties under Uniform Gifts to Minors Act .

(State)

JT TEN—as joint tenants with right of survivorship UNIF TRF MIN ACT Custodian (until age) and not as tenants in common (Cust) (Minor) under Uniform Transfers to Minors Act.

(State)

Additional abbreviations may also be used though not in the above list.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS

AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Shares

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:

20

Signature:

Signature:

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.